John Hancock Investment Trust

John Hancock Alternative Risk Premia Fund (the fund)

Supplement dated March 25, 2021 to the current Summary Prospectus and Statutory Prospectus, as may be supplemented

At its meeting held on March 22 – 25, 2021, the Board of Trustees of John Hancock Investment Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about March 25, 2021 except at the fund’s sole discretion; however, certain accounts affiliated with the fund’s advisor may continue to purchase shares of the fund after that date. On or about May 10, 2021 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

You should read this Supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.

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John Hancock Investment Trust

John Hancock Alternative Risk Premia Fund (the fund)

Supplement dated March 25, 2021 to the current Statement of Additional Information (SAI), as may be supplemented

At its meeting held on March 22 – 25, 2021, the Board of Trustees of John Hancock Investment Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about March 25, 2021 except at the fund’s sole discretion; however, certain accounts affiliated with the fund’s advisor may continue to purchase shares of the fund after that date. On or about May 10, 2021 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

You should read this Supplement in conjunction with the SAI and retain it for future reference.